Summary Prospectus November 1, 2026
JPMorgan U.S. Sustainable Leaders Fund Class/Ticker: A/JICAX C/JICCX I/JIISX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2026, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
What is the goal of the Fund?
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 139 and in “Financial Intermediary-Specific Sales Charge Waivers” in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.
SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases, Shown as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE[1]	1.00%	NONE
1
For purchases under $1 million.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.41	0.43	0.41
Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.16	0.18	0.16
Total Annual Fund Operating Expenses	0.96	1.48	0.71
Fee Waivers and/or Expense Reimbursements [1]	-0.32	-0.34	-0.32
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimburse- ments [1]	0.64	1.14	0.39
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.64%, 1.14% and 0.39% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/27, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/27 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	587	785	998	1,614
CLASS C SHARES ($)	216	435	776	1,598
CLASS I SHARES ($)	40	195	363	852

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	587	785	998	1,614
CLASS C SHARES ($)	116	435	776	1,598
CLASS I SHARES ($)	40	195	363	852
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.
What are the Fund’s main investment strategies?
In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, are sustainable leaders based on its sustainability criteria, and have high quality, durable franchises which the adviser believes are attractively valued. The adviser’s sustainability criteria are based on a proprietary scoring methodology, which includes an assessment of environmental, social and corporate governance (ESG) characteristics, qualitative factors, and the adviser’s subjective judgment as to which companies are sustainable leaders. The Fund seeks to invest in companies that, on a combined basis, appear attractive when considering these sustainability and financial characteristics.
The Fund defines ESG characteristics as follows:
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Environmental — companies that actively strive to reduce the negative impact of their business operations on the environment. In this context, the adviser analyzes factors such as the company’s likely impact on climate change, natural resource use, pollution and the use of clean technology
●
Social — companies that consider the social impact of their business internally and externally. In this context, the adviser reviews considerations such as worker safety, product safety and integrity, healthier products, impact on the community and human rights
●
Governance — companies that embrace corporate governance principles. In reviewing governance characteristics, the adviser considers issues such as board accountability and diversity, shareholder rights, executive compensation, business ethics and government and public policy
The Fund invests primarily in large-cap and mid-cap common stocks, and under normal circumstances, the Fund invests at least 80% of its Assets in the equity securities of U.S. companies meeting the adviser’s sustainability criteria. “Assets” means net assets, plus the amount of any borrowings for investment purposes. Because investing on the basis of sustainability/ESG criteria involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the adviser will align with the beliefs or values of a particular investor.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for investments in certain securities. The Fund may use derivatives, primarily futures contracts, to gain or reduce exposure to its index or certain securities in its index, maintain liquidity, minimize transaction costs, or to more effectively gain targeted equity exposure from its cash positions. To the extent the Fund invests in index futures with exposure to securities in the index, it may have the effect of increasing the Fund’s exposure to a relatively small number of securities, making the Fund’s shares more sensitive to the economic results of those securities. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure while maintaining a cash balance for liquidity.
An issuer of a security will be deemed to be located in the U.S. if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the U.S.
Investment Process: The Fund has an actively managed strategy. In managing the Fund, the adviser employs a fundamental, bottom-up approach to stock selection, constructing portfolios based on company financials, data analysis and proprietary research.
In choosing securities to purchase, the adviser evaluates and internally ranks companies to identify those companies that, in the adviser’s view, are sustainable leaders and have high quality, durable franchises, which the adviser believes are attractively valued. The adviser assesses sustainability based on fundamental analysis using a wide set of data inputs which may include proprietary research, information self-reported by companies, and third-party data. The adviser may vary the importance of particular ESG and investment characteristics by industry because, in the adviser’s judgment, certain characteristics are more relevant for certain industries. For example, an environmental characteristic, such as land use, may be more relevant for energy companies than for technology companies. In addition, the Fund seeks to avoid investing in companies that the adviser has determined, based on its exclusionary criteria, to be significantly involved in certain business activities or industries, including the production of tobacco, controversial weapons, traditional weapons, thermal coal, adult entertainment and gambling products and services, or to be violating certain norms-based criteria (for example, UN Global Compact violators). This exclusionary criteria relies on multiple data inputs, including information from third-party providers who identify an issuer’s participation in, or the revenue which they derive from, activities that are inconsistent with values- and norms-based screens. The adviser may modify the exclusionary criteria without notice to shareholders to, among other things, modify the data inputs, change third-party data providers, or add or remove certain business activities or industries from the screening process.
The Fund has flexibility to focus in various industries or sectors based on the adviser’s analysis of market opportunities at a particular time.
The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, trade wars, retaliatory trade measures, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Sustainability (ESG) Strategy Risk. The Fund’s ESG strategies could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG policy, including the exclusion of securities of companies in certain business activities or industries, may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG policy, and identified as sustainable leaders by the adviser, do not operate as expected when addressing ESG issues. The adviser assesses sustainability using a wide set of data inputs, combined with fundamental analysis. While the adviser looks to data inputs that it believes to be reliable, the adviser cannot guarantee the accuracy of third party data. Under the adviser’s investment process, data inputs may include information self-reported by companies and third party providers that may be based on criteria that differs significantly from the criteria used by the adviser to evaluate sustainability. In addition, the criteria used by third-party providers can differ significantly, and data can vary across providers and within the same industry for the same provider. Moreover, there are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Investments in securities of smaller companies (primarily mid cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Significant Holdings Risk. Although the Fund is considered “diversified” under applicable law, a relatively large portion of its portfolio at times may be invested in a relatively small number of securities, or investments (including futures) whose performance relates in part to the economic results of a relatively small number of securities, or in a combination of the foregoing. These investments increase the risk that the value of the Fund’s shares is more sensitive to economic results of the underlying securities. The value of the shares of the Fund may also be more volatile than a fund that allocates its investments to a larger number of smaller positions or to investments whose performance is related to a larger number of securities.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Technology Sector Risk. Market or economic factors impacting technology companies could have an impact on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs, all of which may have an adverse effect on their profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect their profitability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities or liquidating other investments to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the S&P 500 Index. Effective 11/1/16 and subsequently effective 8/17/20, the Fund changed its investment strategies and certain investment policies. In view of these changes, the Fund’s performance record prior to these periods might be less pertinent for investors considering whether to purchase shares of the Fund. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
YEAR-BY-YEAR RETURNS — CLASS I SHARES

Best Quarter	2nd quarter, 2020	20.49%
Worst Quarter	1st quarter, 2020	-17.65%

The Fund’s year-to-date total return	through	9/30/26	was	7.11%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	14.29%	13.18%	13.88%
Return After Taxes on Distributions	11.50	12.20	12.72
Return After Taxes on Distributions and Sale of Fund Shares	9.87	10.35	11.25
CLASS A SHARES
Return Before Taxes	8.02	11.68	12.98
CLASS C SHARES
Return Before Taxes	12.42	12.33	13.14
S&P 500 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	17.88	14.42	14.82
After-tax returns are shown only for the Class I Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
David Small	2024	Managing Director
Danielle Hines	2024	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary
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By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SPRO-USSL-ACI-1126